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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported): September 29, 1998

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                               GETTY IMAGES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                   000-23747                98-0177556
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)

           2101 FOURTH AVENUE                101 BAYHAM STREET
            FIFTH FLOOR                      LONDON NW1 0AG
      SEATTLE, WASHINGTON 98121                  ENGLAND
            (206) 695-3400                   (011 44 171) 544-3456

             (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 5. OTHER EVENTS.

    (i) Reference is made to the press release issued to the public by the Registrant on September 29, 1998, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        EXHIBITS.
    (c) 99.1  Text of press release dated September 29, 1998.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 30, 1998              GETTY IMAGES, INC.

                                      By:   /s/ LAWRENCE GOULD
                                         ---------------------------------------
                                         Name: Lawrence Gould
                                         Title: Chief Financial Officer

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                               INDEX TO EXHIBITS

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EXHIBIT        DESCRIPTION                                                         PAGE

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
   99.1             Text of press release dated September 29, 1998.........          5

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